First Quarter 2013 Business Review Jonathan W. Painter, President & CEO Thomas M. O’Brien, Executive Vice President & CFO

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, demand for our products, economic and industry outlook, and anticipated transactions. The pending building sale in China and the acquisition of the assets of the Noss Group are subject to the satisfaction of certain conditions and there can be no assurance that we will complete these transactions or that we will complete either of these transactions in the timeframe or based on the terms indicated in the agreements. Our actual results may differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the period ended December 29, 2012. These include risks and uncertainties relating to our dependence on the pulp and paper industry; significance of sales and operation of manufacturing facilities in China; commodity and component price increases or shortages; international sales and operations; fluctuations in our exchange rates; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions; our debt obligations; restrictions in our credit agreement; our acquisition strategy; protection of patents and proprietary rights; failure of our information systems or breaches of data security; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of foreign currency translation and earnings before interest, taxes, depreciation, and amortization. A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2013 first quarter earnings press release issued April 29, 2013, which is available in the Investors section of our website at www.kadant.com under the heading Investor News.

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. BUSINESS REVIEW Jonathan W. Painter President & CEO

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Q1 2013 Financial Highlights ($ Millions, except per share amounts) Q1 2013 Q1 2012 % CHANGE Revenue $76.2 $84.1 -9.4% Gross Margin 47.3% 45.6% n.a. Diluted EPS1 $0.47 $0.61 -23.0% Net Cash (cash less debt) $51.8 $30.9 67.4% Bookings $90.3 $77.6 16.4% 1 Diluted EPS is from continuing operations. Percent change calculated using actual numbers reported in our Q1 2013 earnings release dated April 29, 2013.

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Acquisition of CBTI Acquired Brazilian licensee CBTI in April for approximately $8 million Average annual revenues over last five years were approximately $17 million* 2014 EBITDA expected to be approximately 14% of revenues Key element of our strategy to increase our presence in emerging markets Creates a larger footprint in Brazil and opportunity for synergistic growth * Average annual revenues over last five years calculated using the current exchange rate and financial statements provided by CBTI.

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Pending Acquisition of the Noss Group Signed asset purchase agreement in April 2013 Sweden-based manufacturer of high-efficiency cleaning systems Highly regarded brand in stock cleaning equipment Strong aftermarket position worldwide Average annual revenues over last five years were approximately $14 million* 2014 EBITDA expected to be approximately 12% of revenues Opportunity to leverage our low-cost manufacturing and global selling teams * Average annual revenues over last five years calculated using the current exchange rate and financial statements provided by the Noss Group.

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Q1 2013 Revenue By Product Line ($ Millions) Q1 2013 Q1 2012 % CHANGE EXCL. FX Stock-Preparation $23.0 $32.7 -29.7% -30.0% Doctoring, Cleaning, & Filtration 25.9 25.0 3.2% 2.2% Fluid-Handling 23.5 22.4 5.2% 5.6% Fiber-based Products 3.8 4.0 -3.9% -3.9% TOTAL $76.2 $84.1 -9.4% -9.7% Percent change calculated using actual numbers reported in our Q1 2013 earnings release dated April 29, 2013.

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Q1 2013 Bookings By Product Line Percent change calculated using actual numbers reported in our Q1 2013 earnings release dated April 29, 2013. ($ Millions) Q1 2013 Q1 2012 % CHANGE EXCL. FX Stock-Preparation $36.6 $20.3 80.9% 80.0% Doctoring, Cleaning, & Filtration 26.1 27.5 -5.3% -5.7% Fluid-Handling 22.9 26.4 -13.3% -12.9% Fiber-based Products 4.7 3.4 37.9% 37.9% TOTAL $90.3 $77.6 16.4% 16.1%

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Bookings and Revenues US$ (millions)

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Parts and Consumables Bookings and Revenues US$ (millions)

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. REGIONAL PERFORMANCE

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. North America Bookings and Revenues US$ (millions)

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Europe Bookings and Revenues US$ (millions)

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. China Bookings and Revenues US$ (millions)

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Rest-of-World Bookings and Revenues US$ (millions)

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Guidance for Continuing Operations Q2 2013 GAAP diluted EPS of $0.53 to $0.55 Q2 2013 revenues of $79 to $82 million FY 2013 GAAP diluted EPS of $2.00 to $2.10 FY 2013 revenues of $336 to $343 million

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. FINANCIAL REVIEW Thomas M. O’Brien Executive Vice President & Chief Financial Officer

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Quarterly Gross Margins

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Quarterly SG&A

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. 1Q12 to 1Q13 Adjusted Diluted EPS from Continuing Operations

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Cash Flow ($ Millions) 1Q13 1Q12 Income from Continuing Operations $5.3 $7.1 Depreciation and Amortization 2.0 2.2 Stock-Based Compensation 1.3 1.1 Other Items (0.7) (0.2) Change in Current Assets & Liabilities (excl. acquisitions) (0.9) (14.2) Cash Provided by (Used in) Continuing Operations $7.0 $(4.0)

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Key Working Capital Metrics 1Q13 4Q12 1Q12 Days in Receivables 72 72 73 Days in Inventory 95 87 101 Days in Payables 51 47 57

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Working Capital and Cash Conversion Days 1Q13 4Q12 1Q12 Working Capital % LTM Revenues* 14.8% 13.9% 13.7% Cash Conversion Days** 116 days 112 days 117 days *Working Capital is defined as current assets less current liabilities, excluding cash, debt, and the discontinued operation. ** Based on days in receivables plus days in inventory less days in accounts payable.

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Cash and Debt ($ Millions) 1Q13 4Q12 1Q12 Cash, cash equivalents, restricted cash $58.4 $54.6 $43.0 Debt (6.6) (6.9) (12.1) Net Cash $51.8 $47.7 $30.9

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Leverage Ratio * Calculated by adding or subtracting certain items, as required by our Credit Facility, from Adjusted EBITDA. Under our new Credit Facility entered into on August 3, 2012 total debt is defined as debt less domestic cash of up to $25 million. For periods prior to 3Q12, total debt was not reduced for domestic cash.

* KAI 1Q13 Business Review–April 30, 2013 © 2013 Kadant Inc. All rights reserved. Questions & Answers To ask a question, please call 877-703-6107 within the U.S. or +1-857-244-7306 outside the U.S. and reference 83375884. Please mute the audio on your computer.

First Quarter 2013 Business Review Jonathan W. Painter, President & CEO Thomas M. O’Brien, Executive Vice President & CFO